Lithia & Driveway (LAD) Reports Strong, Diversified Preliminary Second Quarter 2025 Results

MEDFORD, Ore., July 15, 2025 /PRNewswire/ -- Lithia & Driveway (NYSE: LAD) today reported preliminary financial results for the three months ended June 30, 2025. LAD expects second quarter 2025 net income per diluted share between $9.70 and $10.00, an increase of between 23% and 27%, respectively, compared to the second quarter of 2024, significantly outpacing the market and expectations for the quarter.
Key Preliminary Second Quarter 2025 Highlights:
•Total revenues expected to be between $9.4 billion and $9.6 billion
•Same store total revenue growth between 3.5% and 4.0%
•Financing ops income between $15 million and $18 million, an increase of between 110% and 155% year-over-year
•Other income related to equity investment mark-to-market adjustments up slightly year-over-year
•Share repurchases of 1.5% of shares outstanding during the second quarter, and 3.0% year-to-date
These results reflect the combined strength across core operations and the advantages of LAD’s differentiated design. Industry-defining operational excellence across all business lines translated into strong top and bottom-line performance, while the scalability of the ecosystem continues to demonstrate earnings growth and capital efficiency. LAD’s integrated model, including DFC, Driveway and GreenCars, technology investments, and other adjacencies, is enabling momentum, market share, and constructively differentiated performance.
“The strength and durability of the LAD model is increasingly clear" said Bryan DeBoer, President and CEO. "This quarter’s results follow a 35% year-over-year increase in earnings per share last quarter, compared to relatively flat results at auto retail peers, and demonstrate that the profitability of our strategy is accelerating. Our teams are increasing our core execution as we serve customers and unlock the tremendous potential of our ecosystem in 2025 and beyond."
The foregoing results are based on preliminary information and are subject to change following completion of our quarter-end review process and other developments arising between now and the time we finalize our financial results. In addition, these preliminary unaudited results are not comprehensive financial results for the quarter ended June 30, 2025, should not be viewed as a substitute for complete GAAP financial statements or more comprehensive financial information, and are not indicative of the results for any future period. We will provide additional detail regarding the second quarter 2025 results during our earnings call on July 29, 2025 at 11:00 a.m. Eastern Time. The earnings call may be accessed by telephone at (877) 407-8029. To listen live on our website or for replay, visit investors.lithiadriveway.com and click on webcasts.
About Lithia & Driveway (LAD)
Lithia & Driveway (NYSE: LAD) is the largest global automotive retailer providing a wide array of products and services throughout the vehicle ownership lifecycle. Simple, convenient, and transparent experiences are offered through our comprehensive network of physical locations, e-commerce platforms, captive finance solutions, fleet management offerings, and other synergistic adjacencies. We deliver consistent, profitable growth in a massive and unconsolidated industry. Our highly diversified and competitively differentiated design provides us the flexibility and scale to pursue our vision to modernize personal transportation solutions wherever, whenever and however consumers desire.
Sites
www.lithia.com
www.investors.lithiadriveway.com
www.lithiacareers.com
www.driveway.com
www.greencars.com
www.drivewayfinancecorp.com
Lithia & Driveway on Facebook
https://www.facebook.com/LithiaMotors
https://www.facebook.com/DrivewayHQ
Lithia & Driveway on X
https://x.com/lithiamotors
https://x.com/DrivewayHQ
https://x.com/GreenCarsHQ
Lithia & Driveway on LinkedIn
https://www.linkedin.com/company/lithia-motors/
Lithia & Driveway on YouTube
https://www.youtube.com/@Lithia_Motors/featured
SOURCE Lithia Motors, Inc.

Forward-Looking Statements
Certain statements in this presentation, and at times made by our officers and representatives, constitute forward-looking statements within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Generally, you can identify forward-looking statements by terms such as “project,” “outlook,” “target,” “may,” “will,” “would,” “should,” “seek,” “expect,” “plan,” “intend,” “forecast,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “likely,” “ensure,” “goal,” “strategy,” “future,” “maintain,” and “continue” or the negative of these terms or other comparable terms. Examples of forward-looking statements in this presentation include, among others, statements regarding:

•Acceleration of the profitability of our strategy, earnings growth, and our momentum and market share
•Future market conditions, including anticipated car and other sales and gross profit levels and the supply of inventory
•Our business strategy and plans, including our achieving our long-term financial targets
•The growth, expansion, make-up and success of our network, including our finding accretive acquisitions that meet our target valuations and acquiring additional stores
•Annualized revenues from acquired stores or achieving target returns
•The growth and performance of our Driveway e-commerce home solution and Driveway Finance Corporation (DFC), their synergies and other impacts on our business and our ability to meet Driveway and DFC-related targets
•The impact of sustainable vehicles and other market and regulatory changes on our business, including evolving vehicle distribution models
•Our capital allocations and uses and levels of capital expenditures in the future
•Expected operating results, such as improved store performance, continued improvement of selling, general and administrative expenses as a percentage of gross profit and any projections
•Our anticipated financial condition and liquidity, including from our cash and the future availability of our credit facilities, unfinanced real estate and other financing sources
•Our continuing to purchase shares under our share repurchase program
•Our compliance with financial and restrictive covenants in our credit facilities and other debt agreements
•Our programs and initiatives for team member recruitment, training, and retention
•Our strategies and targets for customer retention, growth, market position, operations, financial results and risk management

Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Forward-looking statements are not guarantees of future performance, and our actual results of operations, financial condition and liquidity and development of the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements in this presentation. Therefore, you should not rely on any of these forward-looking statements. The risks and uncertainties that could cause actual results to differ materially from estimated or projected results include, without limitation:

•Future national and local economic and financial conditions, including as a result of inflation, governmental programs and spending, and public health issues
•The market for dealerships, including the availability of stores to us for an acceptable price

•Changes in customer demand and the electric vehicle landscape and the impact of evolving digital technologies
•Changes in our relationship with, and the financial and operational stability of, OEMs and other suppliers, and vehicle delivery models
•Changes in the competitive landscape, including through technology and our ability to deliver new products, services and customer experiences and a portfolio of in-demand and available vehicles
•Risks associated with our indebtedness, including available borrowing capacity, interest rates, compliance with financial covenants and ability to refinance or repay indebtedness on favorable terms
•The adequacy of our cash flows and other conditions which may affect our ability to fund capital expenditures, obtain favorable financing and pay our quarterly dividend at planned levels
•Disruptions to our technology network including computer systems, as well as natural events such as severe weather or man-made or other disruptions of our operating systems, facilities or equipment
•Government regulations and legislation
•The risks set forth throughout “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in “Part I, Item 1A. Risk Factors” of our most recent Annual Report on Form 10-K, and in “Part II, Item 1A. Risk Factors” of our Quarterly Reports on Form 10-Q, and from time to time in our other filings with the SEC.

Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. Except as required by law, we undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.